MERRILL LYNCH
GLOBAL VALUE
FUND, INC.




FUND LOGO




Quarterly Report

July 31, 1997





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.











Merrill Lynch
Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper





MERRILL LYNCH GLOBAL VALUE FUND, INC.



Worldwide
Investments
As of 7/31/97
                                                          Percent of
Ten Largest Industries                                    Net Assets

Insurance                                                   14.5%
Financial Services                                          12.4
Diversified Operations                                      12.0
Food--Diversified                                           11.2
Electric Products                                            5.3
Beverages                                                    4.7
Electronics                                                  4.6
Pharmaceuticals                                              3.6
Airlines                                                     3.3
Medical Products                                             3.2


                                       Country of         Percent of
Ten Largest Equity Holdings              Origin           Net Assets

Siemens AG                            Germany                5.3%
Westinghouse Electric Corporation     United States          5.1
Cadbury Schweppes PLC                 United Kingdom         4.7
Guinness PLC                          United Kingdom         4.7
Federal National Mortgage
 Association                          United States          4.3
Nestle S.A. (Registered)              Switzerland            4.1
Zurich Insurance Group                Switzerland            3.9
Assicurazioni Generali S.p.A.         Italy                  3.8
Washington Mutual, Inc.               United States          3.6
Novartis AG (Registered)              Switzerland            3.6



Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Executive Vice President
Donald C. Burke, Vice President
Stephen I. Silverman, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863







DEAR SHAREHOLDER

Total returns for Merrill Lynch Global Value Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +18.19%, +17.87%, +17.87% and +18.11%, respectively, during the three-month period ended July 31, 1997, slightly outperforming the +16.54% total return of the unmanaged Morgan Stanley Capital International World Index. Keeping pace with a surging stock market is probably not typical for the Fund, since we envision our investment strategy as one which is more likely to outperform during periods of more modest price gains for stocks.

The Fund's outperformance during the quarter is attributable to the substantial outperformance of a few of our larger positions relative to their respective local market indexes. In particular, Westinghouse Electric Corporation, Zurich Insurance Group, Washington Mutual, Inc., Lufthansa AG, and Kansas City Southern Industries, Inc. all significantly outperformed their local markets. Although none of our larger positions substantially underperformed their local markets, some did not meet our expectations.

Portfolio Matters
The continued strength of all the world's major equity markets continues to surprise us. We are concerned that companies' share prices are rising at a much faster rate than the values of their businesses, as discussed in our last report to shareholders. We recognize that the current trends of rising company values and falling interest rates (reflecting limited current and future inflationary expectations) should lead to higher share prices. However, we must remind shareholders that many stock markets have reached levels that reflect the expectation that companies will post results far exceeding current levels, which are already far superior to prior peaks.


Focus on Westinghouse Electric
Corporation
During the Fund's first months of operation, we have taken a number of different approaches to identifying value in individual stocks. In each of our first two reports to shareholders, we discussed the rationale behind two of our larger and more successful investments to date: Groupe Danone S.A. and Guinness PLC. Westinghouse Electric Corporation represents yet another example of a successful investment strategy. For many years, this company tried (and failed) to imitate the strategy of its much larger and more successful competitor, General Electric Company. By the early 1990s, Westinghouse was in very poor financial condition because of extraordinarily large losses incurred in its credit subsidiary, massive product liabilities associated with its nuclear power generators, and large unfunded pension liabilities. However, in 1993 Westinghouse hired a new chief executive officer, Michael Jordan, who created and subsequently implemented a business plan to reorient the company. Building on a small core of 18 Group W radio stations, Jordan's team has transformed Westinghouse into a media powerhouse with 70 radio stations, 14 television stations, and the CBS television network. They have also significantly improved the company's balance sheet by selling assets and reducing debt and other liabilities.

We believe that Westinghouse's transformation bodes well for the company's future prospects. The financial restructuring provides a sound foundation for future growth. The rationalization and divestiture of the industrial businesses should be completed by the end of 1997. However, most important, is the strength of the management team. The radio and television stations, the company's primary cash flow generators, are headed by Mel Karmazin, who became Westinghouse's largest shareholder in December 1996 when it acquired his company, Infinity Broadcasting. Karmazin, in our view an exemplary manager, focused on expanding revenues, containing costs, rewarding employees who achieve results, and reinvesting cash flow as long as the return on investment exceeds the cost of capital. The CBS television network is led by another able executive, Leslie Moonves, who has taken the network from third to second place in the last 12 months. Given Moonves's new programming initiatives, we expect further improvement in the network ratings and cash flow performance starting late this year. We believe that the combination of high-quality, cash-generative businesses and superior management makes Westinghouse an attractive investment.

In contrast to Westinghouse was our investment in Pharmacia & Upjohn, Inc., which we eliminated during the July quarter. The motivation for our investment--and for the merger between the two pharmaceutical companies that created this firm--was the belief that the merged entity could boost prescription sales by combining sales forces, enhance research productivity with a bigger budget, and substantially reduce costs through shedding duplicative functions. Moreover, at the time of our purchase, the stock was by far the least expensive in the global pharmaceutical industry based on several measures. However, after two quarters of disappointing earnings, coupled with management's failure to implement necessary and promised restructuring actions, we lost confidence in the company's ability to meet its challenges. As a result, once the stock rebounded modestly from an oversold position, we took advantage of the opportunity and sold our shares. Our experience with Pharmacia & Upjohn has reinforced in our minds the importance of capable and credible management teams to the success of businesses.


Higher Turnover in Rising
Stock Market
In an environment of rapidly rising share prices that prevailed throughout much of the July quarter, our portfolio turnover was much higher than expected.

A number of our stocks have already appreciated 25% or more in just a few months. Under normal circumstances, we would probably sell these stocks and invest the proceeds in new opportunities. However, the stock market overall has been appreciating at the same rate as our investments, making it more difficult to determine if a stock's valuation has "gotten ahead of itself." Our compromise solution in this environment is to sell some of our investments and continue to hold others, depending largely on our confidence in their growth prospects and our assessment of their overall quality. Despite holding onto some of our stocks that rose rapidly, the Fund's turnover rate is much higher than we had expected, and than we expect in the future when stock markets become less buoyant.

We also believe that the approach of selling stocks which appreciate strongly in a short period is warranted given the nature of the companies in which we invest. When a great growth company's shares reach the high end of an appropriate valuation level, it can be argued that there is limited risk to maintaining an investment. However, for the typical company in which we invest--with good, but not great, businesses--we believe that there is greater risk when its shares become overvalued. Therefore, if the current stock market environment persists, we expect the portfolio's turnover rate to remain at a higher level than we expect over the longer term.

In Conclusion
We thank you for your investment in Merrill Lynch Global Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming annual report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Stephen I. Silverman)
Stephen I. Silverman
Vice President and
Portfolio Manager





September 8, 1997





PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

*Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

*Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

*Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

*Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                                                                     Total Return
                                                            Net Asset Value                    3 Month     Since Inception++
                                                    7/31/97    4/30/97    11/01/96++           % Change       % Change
ML Global Value Fund, Inc. Class A Shares           $12.28      $10.39    $10.00               +18.19%       +23.43%(1)
ML Global Value Fund, Inc. Class B Shares            12.20       10.35     10.00               +17.87        +22.43(2)
ML Global Value Fund, Inc. Class C Shares            12.20       10.35     10.00               +17.87        +22.43(2)
ML Global Value Fund, Inc. Class D Shares            12.26       10.38     10.00               +18.11        +23.18(3)

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++The Fund commenced operations on 11/01/96.
(1)Percent change includes reinvestment of $0.051 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.035 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.047 per share ordinary income dividends.

Aggregate
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (11/01/96) through 6/30/97      +16.19%        +10.09%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (11/01/96) through 6/30/97      +15.41%        +11.41%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (11/01/96) through 6/30/97      +15.41%        +14.41%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (11/01/96) through 6/30/97      +16.05%        + 9.96%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
NORTH                                    Shares                                                                   Percent of
AMERICA         Industries                Held              Investments                    Cost         Value     Net Assets
United States   Diversified             597,900      Kansas City Southern
                Operations                           Industries, Inc.               $   32,737,819  $   45,066,713       2.8%
                                      3,450,000      Westinghouse Electric
                                                     Corporation                        61,738,204      83,015,625       5.1
                                                                                    --------------  --------------     ------
                                                                                        94,476,023     128,082,338       7.9

                Financial Services    1,485,000      Federal National Mortgage
                                                     Association                        58,560,791      70,259,063       4.3
                                        840,000      Washington Mutual, Inc.            46,572,497      57,960,000       3.6
                                                                                    --------------  --------------     ------
                                                                                       105,133,288     128,219,063       7.9

                Food                    366,300      Wm. Wrigley Jr. Company            25,168,429      28,182,206       1.7

                Food Merchandising    1,887,000      American Stores Company            47,395,448      47,646,750       2.9

                Insurance               690,000      Horace Mann Educators Corp.        25,535,781      37,303,125       2.3
                                        788,400      UNUM Corporation                   27,200,632      35,083,800       2.2
                                                                                    --------------  --------------     ------
                                                                                        52,736,413      72,386,925       4.5

                Medical Products        900,000      Baxter International, Inc.         49,038,288      52,031,250       3.2

                                                     Total Investments in
                                                     North America                     373,947,889     456,548,532      28.1

PACIFIC BASIN/
ASIA

Australia       Leisure               9,492,186      Village Roadshow Limited
                                                     (Preferred)(Class A)               25,908,442      25,299,618       1.6

                Property              1,147,500      Lend Lease Corporation             21,243,272      26,039,483       1.6

                                                     Total Investments in Australia     47,151,714      51,339,101       3.2

Japan           Electrical              757,400      Chudenko Corporation               19,095,514      17,193,300       1.0
                Construction            795,000      Kinden Corporation                  9,753,962      11,405,063       0.7
                                                                                    --------------  --------------     ------
                                                                                        28,849,476      28,598,363       1.7

                Electronics           1,690,000      Matsushita Electric
                                                     Industrial Co.                     28,894,269      35,226,160       2.2
                                        400,000      Sony Corporation                   36,894,499      39,831,224       2.4
                                                                                    --------------  --------------     ------
                                                                                        65,788,768      75,057,384       4.6

                Insurance             1,829,000      Dai-Tokyo Fire & Marine
                                                     Insurance Co., Ltd.                 7,878,152      10,680,743       0.7
                                        784,000      Nichido Fire & Marine
                                                     Insurance Co., Ltd.                 4,117,378       5,484,692       0.3
                                      1,300,000      Sumitomo Marine & Fire
                                                     Insurance Co., Ltd.                10,316,345       9,928,270       0.6
                                        850,000      Tokio Marine & Fire
                                                     Insurance Co., Ltd.                10,618,405      10,831,224       0.7
                                                                                    --------------  --------------     ------
                                                                                        32,930,280      36,924,929       2.3

                Office Equipment      1,618,000      Canon, Inc.                        38,386,441      51,612,152       3.2

                                                     Total Investments in Japan        165,954,965     192,192,828      11.8

                                                     Total Investments in the
                                                     Pacific Basin/Asia                213,106,679     243,531,929      15.0


SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)

WESTERN                                  Shares                                                                   Percent of
EUROPE          Industries                Held              Investments                    Cost         Value     Net Assets
France          Food--Diversified       252,000      Groupe Danone S.A.             $   35,885,017  $   39,801,040       2.4%

                                                     Total Investments in France        35,885,017      39,801,040       2.4

Germany         Airlines              2,648,200      Lufthansa AG                       41,417,868      53,442,894       3.3

                Electric Products     1,240,000      Siemens AG                         82,086,025      86,521,052       5.3

                                                     Total Investments in Germany      123,503,893     139,963,946       8.6

Ireland         Banking               3,100,000      Allied Irish Banks PLC             23,499,582      28,502,392       1.8
                                          9,500      Allied Irish Banks PLC (ADR)*         482,133         521,906       0.0

                                                     Total Investments in Ireland       23,981,715      29,024,298       1.8

Italy           Financial Services    1,610,000      Istituto Mobiliare Italiano
                                                     S.p.A. (Ordinary)                  16,269,349      15,545,137       1.0

                Insurance             3,052,000      Assicurazioni Generali S.p.A.      66,401,899      62,513,409       3.8

                                                     Total Investments in Italy         82,671,248      78,058,546       4.8

Netherlands     Telecommunications      730,000      Koninklijke PTT Nederland N.V.     27,516,044      30,016,447       1.8

                                                     Total Investments in the
                                                     Netherlands                        27,516,044      30,016,447       1.8

Switzerland     Food--Diversified        52,000      Nestle S.A. (Registered)           55,502,182      66,084,768       4.1

                Insurance               155,000      Zurich Insurance Group             44,779,878      63,231,788       3.9

                Pharmaceuticals          36,000      Novartis AG (Registered)           42,062,908      57,862,252       3.6

                                                     Total Investments in
                                                     Switzerland                       142,344,968     187,178,808      11.6

United Kingdom  Banking               3,000,000      Bank of Scotland PLC               16,293,049      21,816,060       1.3

                Beverages             7,950,000      Guinness PLC                       58,242,074      76,086,270       4.7

                Diversified          10,400,000      BTR PLC                            42,871,374      32,242,288       2.0
                Operations            6,800,000      Tomkins PLC                        31,428,861      34,264,384       2.1
                                                                                    --------------  --------------     ------
                                                                                        74,300,235      66,506,672       4.1

                Financial Services    2,509,000      Mercury Asset Management
                                                     Group PLC                          57,834,453      57,219,853       3.5

                Food--Diversified     7,900,000      Cadbury Schweppes PLC              70,749,078      76,189,338       4.7

                Utilities--           3,245,000      United Utilities PLC               32,322,020      37,453,725       2.3
                Electric,
                Gas & Water

                                                     Total Investments in the
                                                     United Kingdom                    309,740,909     335,271,918      20.6

                                                     Total Investments in
                                                     Western Europe                    745,643,794     839,315,003      51.6


                Total Investments                                                   $1,332,698,362   1,539,395,464      94.7
                                                                                    ==============
                Unrealized Appreciation on Forward Foreign Exchange Contracts++                         24,753,256       1.5

                Other Assets Less Liabilities                                                           62,328,517       3.8
                                                                                                    --------------     ------
                Net Assets                                                                          $1,626,477,237     100.0%
                                                                                                    ==============     ======

                Net Asset Value:         Class A--Based on net assets of $46,329,
                                                  and 3,774,150 shares outstanding                  $        12.28
                                                                                                    ==============
                                         Class B--Based on net assets of $1,136,693,003
                                                  and 93,161,158 shares outstanding                 $        12.20
                                                                                                    ==============
                                         Class C--Based on net assets of $207,365,302 and
                                                  16,995,877 shares outstanding                     $        12.20
                                                                                                    ==============
                                         Class D--Based on net assets of $236,089,648 and
                                                  19,260,788 shares outstanding                     $        12.26
                                                                                                    ==============

               *American Depositary Receipts (ADR).
              ++Forward foreign exchange contracts as of July 31, 1997 were as follows:
                                                                                Unrealized
                Foreign                                   Expiration           Appreciation
                Currency Purchased                           Date             (Depreciation)
                Chf                3,341,304             January 1998         $    (74,434)
                DM                12,599,871             January 1998             (753,776)
                Frf                5,550,897             January 1998              (96,504)
                Pound Sterling     3,066,000             January 1998                2,652
                YEN            3,214,199,536             January 1998             (397,221)
                                                                              ------------
                Total (US$ Commitment--$44,154,765)                           $ (1,319,283)
                                                                              ============
                Foreign
                Currency Sold

                Chf              191,233,950             January 1998         $  9,831,885
                DM               205,746,631             January 1998            7,068,385
                Frf              371,183,000             January 1998            7,765,693
                Pound Sterling   138,698,880             January 1998           (2,519,903)
                Nlg               52,295,661             January 1998            2,733,645
                YEN           10,255,893,722             January 1998            1,192,834

                Total (US$ Commitment--$668,436,822)                          $ 26,072,539
                                                                              ------------
                Total Unrealized Appreciation on Forward Foreign
                Exchange Contracts--Net                                       $ 24,753,256
                                                                              ============



PORTFOLIO CHANGES


For the Quarter Ended July 31, 1997

Additions

 Allied Irish Banks PLC (ADR)
 American Stores Company
 Assicurazioni Generali S.p.A.
 Baxter International, Inc.
*EDP--Electricidade de Portugal, S.A.
 Istituto Mobiliare Italiano S.p.A. (Ordinary)
 Mercury Asset Management Group PLC
*Murata Manufacturing Co., Ltd.
*Safeco Corporation
 Siemens AG
 Sony Corporation
 Sumitomo Marine & Fire Insurance Co., Ltd.
 Tokio Marine & Fire Insurance Co., Ltd.
 Washington Mutual, Inc.
 Wm. Wrigley Jr. Company


Deletions

 Aetna, Inc.
 Amoco Corporation
 Cheung Kong (Holdings) Limited
 Commerzbank AG
 Darden Restaurants, Inc.
 Donnelley (R.R.) & Sons Company
*EDP--Electricidade de Portugal, S.A.
 Fuji Photo Film Co., Ltd.
 Great Atlantic & Pacific Tea Co., Inc.
 HSBC Holdings PLC
 Hitachi, Ltd.
 Intimate Brands, Inc.
 Koa Fire and Marine Insurance Co., Ltd.
 Mercantile Stores Company, Inc.
 Merck KGaA
 Morgan Stanley Group, Inc.
*Murata Manufacturing Co., Ltd.
 National Grid Group PLC
 National Power PLC
 Pharmacia & Upjohn, Inc.
 PowerGen PLC
*Safeco Corporation
 Societe Generale de France S.A.
 Super Valu, Inc.
 Suzuki Motor Corporation

[FN]
*Added and deleted in the same quarter.